UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive

Watsonville, California 95076

(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 23, 2008, we announced our consolidated financial results for the 13-week period (third quarter) ended September 27, 2008 and for the 39-week period ended September 27, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

The press release contains disclosure of adjusted pre-tax income, adjusted net income and adjusted earnings per share for each of the 13 weeks ended September 27, 2008 and the 39 weeks ended September 27, 2008. Adjusted pre-tax income, adjusted net income and adjusted earnings per share are not measures of financial performance calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The press release contains tabular reconciliations of adjusted pre-tax income, adjusted net income and adjusted earnings per share for each of the 13 weeks ended September 27, 2008 and the 39 weeks ended September 27, 2008 to income before taxes, net income (loss) and diluted net income (loss) per share for each of the 13 weeks ended September 27, 2008 and the 39 weeks ended September 27, 2008, respectively, from our financial statements, which are presented in accordance with GAAP. In addition, the press release contains disclosure of selling, general and administrative expense (“SG&A”) excluding Canadian foreign currency exchange adjustments for the 13 weeks and September 27, 2008 and SG&A excluding expenses related to cooperating with the previously-disclosed SEC inquiry and Canadian foreign currency exchange adjustments for the 39 weeks ended September 27, 2008. The information needed to reconcile adjusted SG&A to SG&A calculated in accordance with GAAP is contained in the discussion of SG&A for the respective periods. Management believes that adjusted pre-tax income, adjusted net income, adjusted earnings per share and adjusted SG&A each provide useful data to evaluate our financial performance from year-to-year and uses these measures for such purpose. Adjusted pre-tax income, adjusted net income and adjusted earnings per share should not be considered as an alternative to income before taxes, net income (loss) and diluted net income (loss) per share as an indicator of West Marine’s financial performance. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.

The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit:

99.1	Press Release dated October 23, 2008 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: October 23, 2008	By:	/s/ Thomas R. Moran
Thomas R. Moran Senior Vice President and Chief Financial Officer